UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934



October 1, 2007
Date of Report (Date of Earliest Event Reported)


ML-CFC Commercial Mortgage Trust 2007-5
(Exact name of issuing entity as specified in its charter)


Merrill Lynch Mortgage Investors, Inc.
(Exact name of depositor as specified in its charter)


Merrill Lynch Mortgage Lending, Inc.
Countrywide Commercial Real Estate Finance, Inc.
KeyBank National Association
IXIS Real Estate Capital Inc.
(Exact name of sponsors as specified in its charter)



New York              333-130408-06             54-2199313
(State or Other       (Commission               54-2199314
Jurisdiction of        File Number)             54-6740314
Incorporation)                                  54-6740315
                                                54-6740316
                                                54-6740317
                                                54-6740318
                                                54-6740319
                                               (IRS Employer
                                                Identification No)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))




Section 8 - Other Events

Item 8.01 - Other Events

Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. ("Bank of America") and Banc of America Securities LLC ("BAS"), has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank N.V. (the "Acquisition")





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



ML-CFC Commercial Mortgage Trust 2007-5
(Issuing Entity)


By:  Merrill Lynch Mortgage Investors, Inc. as Depositor
By:  /s/ David Rodgers
By:  David Rodgers, Executive Vice President and
     Chief Officer in charge of Commercial Mortgage Securitization

Date:  October 04, 2007